Segment information	3 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Segment information
13.	Segment information

The Company’s chief operating decision maker assesses the performance based on revenues and operating loss before selling, general & administrative expenses, other income and tax by segment. Selling, general and administrative expenses are expenses and salaries related to centralized functions, such as corporate finance, legal, human resources and technology teams, which are not allocated to segments. As of December 31, 2025, the Company had two reportable and operating segments: Active ingredient and Biopharmaceutical.

As described in Note 14, as of March 27, 2026, the Company ceased to consolidate the German subsidiaries, which composed the Biopharmaceutical segment. Therefore, as of March 31, 2026, the Company has one reportable and operating segment, Active ingredient, involved in the development of proprietary extraction technologies and the application of these technologies to the production and development and commercialization of active ingredients derived from oats and other renewable plant resources for healthcare and cosmetic industries. Active ingredients produced include oat beta glucan, oat oil and avenanthramides. These and similar manufactured products are sold primarily through distribution networks.

Major Customer

During the three months ended March 31, 2026, the Company had export sales to one major distributor of the Company’s products representing 84% of total revenue (2025 - 83% of total revenue). As at March 31, 2026, one customer represented 86% of total trade and other receivables (March 31, 2025 – one major customer amounted to 65%).